   As filed with the Securities and Exchange Commission on November 16, 1998


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549
                                _______________


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                 Date of Report
                               November 16, 1998


                        FOCAL COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                      333-49397                      36-4167094
(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)              Identification Number)
incorporation)



200 N. LaSalle Street
Suite 800
Chicago, IL                                         60601
(Address of principal executive offices)          (Zip code)


                                 (312)895-8400
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
----------------------

     In August 1998, the Company completed the registration of its $270 million stated principal amount at maturity, 12.125% senior discount notes due 2008 (the "Notes"). In connection with this registration, the Company gave retroactive effect to a change in accounting. This change in accounting was due to the fact that the Company's Class B common shares vest over the term of employment of certain executives, and as a result were determined to be compensatory in nature. The financial statements included in Amendment No.4 to the Company's Registration Statement on Form S-4 pursuant to which the Notes were offered included disclosure of the Company's earnings per share even though such disclosure was voluntary and not required under the rules and regulations of the Securities and Exchange Commission. In preparing calculations for loss per share and weighted average shares outstanding, the Company erroneously included all Class B common shares which were issued in its calculations. These calculations should have been prepared using only the number of Class B common shares that were fully vested at such time. Accordingly, Exhibit 99.1 to this Form 8-K sets forth revised loss per share and weighted average shares outstanding calculations which have been computed in a manner that properly gives effect to the Class B common shares.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

(a)  Financial Statements of Business Acquired:  N/A
     -----------------------------------------
(b)  Pro Forma Financial Statements:  N/A
     ------------------------------
(c)  Exhibits:
     --------

          Exhibit
          Number  Exhibit
          ------  -------

          99.1    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


                    CONSOLIDATED FINANCIAL STATEMENTS:
                    Consolidated Balance Sheets as of December 31, 1996, 1997 and June 30, 1998

                    Consolidated Statements of Operations for the Period from May 31, 1996 (Commencement of Operations), to December 31, 1996, for the Year Ended December 31, 1997 and for the Six Months Ending June 30, 1997 and 1998

                    Consolidated Statements of Stockholders' Equity (Deficit) for the Period from May 31, 1996 (Commencement of Operations), to December 31, 1996, for the Year Ended December 31, 1997 and for the Six Months Ending June 30, 1998.

                    Consolidated Statements of Cash Flows for the Period from May 31, 1996 (Commencement of Operations), to December 31, 1996, for the Year Ended December 31, 1997 and for the Six Months Ending June 30, 1997 and 1998


                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Focal Communications Corporation has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                            FOCAL COMMUNICATIONS CORPORATION

                            By  /s/ Robert C. Taylor, Jr.
                                -------------------------
                            Robert C. Taylor, Jr.
                            President and Chief Executive Officer

Date:  November 16, 1998

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                              Sequential
Number      Document Description                                     Page Number
------      --------------------                                     -----------

99.1    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS........................... F-2

        CONSOLIDATED FINANCIAL STATEMENTS:

        Consolidated Balance Sheets as of December 31, 1996,
        1997 and June 30, 1998............................................. F-3

        Consolidated Statements of Operations for the Period from
        May 31, 1996 (Commencement of Operations), to December 31, 1996,
        for the Year Ended December 31, 1997 and for the Six Months
        Ending June 30, 1997 and 1998...................................... F-4

        Consolidated Statements of Stockholders' Equity (Deficit) for
        the Period from May 31, 1996 (Commencement of Operations), to
        December 31, 1996, for the Year Ended December 31, 1997 and
        for the Six Months Ending June 30, 1998............................ F-5

        Consolidated Statements of Cash Flows for the Period from
        May 31, 1996 (Commencement of Operations), to December 31, 1996,
        for the Year Ended December 31, 1997 and for the
        Six Months Ending June 30, 1997 and 1998........................... F-6

        NOTES TO CONSOLIDATED FINANCIAL STATEMENTS......................... F-7